                                                                   Exhibit 10.24

                                 AMENDMENT NO. 1
                                     to the
                      FIFTH AMENDED AND RESTATED REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT

         This AMENDMENT NO. 1 dated as of August 11, 2000 (the "AMENDMENT") to the FIFTH AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT is by and among RUSSELL-STANLEY HOLDINGS, INC., a Delaware corporation, RUSSELL-STANLEY CORP., a New Jersey corporation, RUSSELL-STANLEY, INC. (f/k/a Russell-Stanley Midwest, Inc., successor by merger to Russell-Stanley West, Inc., Russell-Stanley Southwest, Inc. and R-S Southwest Realty, Inc.), an Illinois corporation, RSLPCO, INC., a Delaware corporation, RUSSELL-STANLEY, L.P., a Texas limited partnership, CONTAINER MANAGEMENT SERVICES, INC. (successor by merger to CMS Acquisition, Inc.), a South Carolina corporation, HUNTER DRUMS LIMITED (successor by amalgamation to HDL Acquisition Inc.), an Ontario corporation, and NEW ENGLAND CONTAINER CO., INC., a Rhode Island corporation (collectively, the "BORROWERS" and individually, a "BORROWER"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association ("FNB"), and such other financial institutions that are or may become parties to the Credit Agreement (as hereinafter defined) from time to time in accordance with the provisions thereof (FNB and such other financial institutions being collectively referred to herein as the "LENDERS" and each as a "LENDER"), FNB as administrative agent for the Lenders (the "AGENT") and Goldman Sachs Credit Partners L.P., as Syndication Agent.

         WHEREAS, the Borrowers, the Syndication Agent, the Lenders and the Agent are parties to that certain Fifth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 10, 1999 (as amended, restated, modified or supplemented and in effect from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Lenders, the Syndication Agent and the Agent, subject to the terms and conditions hereof, have agreed to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the Borrowers, the Lenders, the Syndication Agent and the Agent hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         SECTION 2. AMENDMENT TO SECTION 12.1 OF THE CREDIT AGREEMENT. The Lenders and the Agent hereby waive any Default or Event of Default resulting from the Borrowers' noncompliance with Section 12.1 of the Credit Agreement as such Section 12.1 is in effect prior to the effectiveness of this Amendment.
Section 12.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "12.1 MINIMUM INTEREST COVERAGE. As of April 1, 2000 and thereafter, Holdings will not permit, at the end of any of its fiscal quarters occurring during the periods set forth below, the ratio of Adjusted EBITDA for the four consecutive fiscal quarters then ended to Interest Charges for such period to be less than the ratio set forth opposite such period:

                               Period                            Ratio
                               ------                            -----
                April 1, 2000 through March 31, 2001           1.50:1.00
                  April 1, 2001 - December 31, 2001            1.60:1.00
                 January 1, 2002 - December 31, 2002           1.75:1.00
                 January 1, 2003 - December 31, 2003           1.85:1.00
                   January 1, 2004 and thereafter              2.00:1.00"

         SECTION 3. AMENDMENT TO SECTION 12.2 OF THE CREDIT AGREEMENT.
Section 12.2 Credit Agreement is hereby amended and restated in its entirety as follows:

                  "12.2 MAXIMUM SENIOR LEVERAGE RATIO. As of April 1, 2000 and thereafter, Holdings will not permit, at the end of any of its fiscal quarters ending during the periods set forth in the table below, the ratio of (a) Senior Funded Debt as of the last day of such fiscal quarter to (b) Adjusted EBITDA for the four consecutive fiscal quarters then ended, to exceed the ratio set forth opposite such period in such table:

                               Period                            Ratio
                               ------                            -----
                 April 1, 2000 through June 30, 2000           2.25:1.00
                 July 1, 2000 through March 31, 2001           2.00:1.00
              April 1, 2001 through September 30, 2001         1.90:1.00
               October 1, 2001 through March 31, 2002          1.85:1.00
               April 1, 2002 through December 31, 2002         1.80:1.00
               January 1, 2003 through March 31, 2003          1.75:1.00
               April 1, 2003 through December 31, 2003         1.70:1.00
              January 1, 2004 though December 31, 2004         1.60:1.00
                   January 1, 2005 and thereafter              1.50:1.00"

         SECTION 4. NEW SECTION 12.4 OF THE CREDIT AGREEMENT. Section 12 of the Credit Agreement is hereby amended by inserting the following new Section 12.4 after Section 12.3 thereof:

                  "12.4 MAXIMUM ADJUSTED EBITDA LESS CONTAINER PURCHASES. As of July 1, 2000 and thereafter, Holdings will not permit, for each of its fiscal quarters ending during the periods set forth in the table below, Adjusted EBITDA MINUS the aggregate amount of all purchases of containers and container components by CMS (or by any other Borrower or Borrower's Subsidiary which at any time engages in a container leasing program similar to that engaged in by CMS on August 11, 2000) which are capitalized as property, plant and equipment in accordance with GAAP and are not otherwise included in the calculation of Adjusted EBITDA for such period, to be less than the amounts opposite such period in such table:

                               Period                      Quarterly Minimum
                               ------                      -----------------
               July 1, 2000 through September 30, 2000         $22,500,000
              October 1, 2000 through December 31, 2000        $24,000,000
                January 1, 2001 through June 30, 2001          $25,000,000
                 July 1, 2001 through June 30, 2002            $26,000,000
                 July 1, 2002 through June 30, 2003            $29,000,000
                     July 1, 2003 and thereafter               $31,000,000"

         SECTION 5. FIELD EXAMINATIONS AND APPRAISALS. The Borrowers hereby agree to deliver to the Lenders and the Agent within ninety (90) days of the date hereof (a) a report of an independent collateral auditor with respect to the Borrowers' accounting with respect to accounts receivable (including, to the extent required by the Agent, verification with respect to the amount, aging, identity and credit of the Borrowers' account debtors and the billing practices of the Borrowers and their Subsidiaries) and inventory (including, to the extent required by the Agent, verification as to the value, location and type) of the Borrowers and their Subsidiaries (the "FIELD EXAM") and (b) an appraisal of the value of all real estate, equipment and fixtures of the Borrowers and their Subsidiaries (the "APPRAISAL"), where such Field Exam and Appraisal shall be in form and substance satisfactory to the Agent and shall be conducted at the expense of the Borrowers by an independent collateral auditor or appraiser, as applicable, satisfactory to the Agent. Such Field Exam and Appraisal shall be conducted upon reasonable notice to the Borrowers and during normal business hours. The parties hereto agree that the failure to deliver such Field Exam and Appraisal shall constitute an Event of Default under the Credit Agreement.

         SECTION 6. AMENDMENT FEE. The Borrowers hereby agrees to pay to the Agent, for the account of each Lender that executes this Amendment, a fee of $150,000 (such fee referred to herein as the "AMENDMENT FEE"), such Amendment Fee to be fully earned and payable on the effective date hereof and to be shared PRO RATA by such Lenders in accordance with the sum of such Lenders' Revolving Credit Commitments and outstanding Term Loans.

         SECTION 7. AFFIRMATION OF THE COMPANIES. Each of the Borrowers hereby affirms its joint and several, absolute and unconditional promise to pay to each Lender and the Agent the Loans and all other amounts due under the Notes, the Credit Agreement and the other Loan Documents and each of the Borrowers confirms and agrees that the obligations of the Borrowers to the Lenders and the Agent under the Credit Agreement as amended hereby and the other Loan Documents are secured by and entitled to the benefits of the Security Documents.

         SECTION 8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date on which the following conditions shall have been satisfied:

                  8.1. LOAN DOCUMENTS. This Amendment and all related documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Majority Lenders.

                  8.2. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident hereto and thereto shall be reasonably satisfactory in form and substance to the Lenders and to the Agent, and the Lenders and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

                  8.3. AMENDMENT FEE. The Borrowers shall have paid the Amendment Fee and all other fees payable under Section 14 hereunder.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders and the Agent as follows:

                  (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, are true and correct in all material respects on the date hereof and no Default or Event of Default has occurred and is continuing under the Credit Agreement as amended hereby.

                  (b) AUTHORITY, NO CONFLICTS, ETC. The execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate or partnership powers, as applicable, of the Borrowers and have been duly authorized by all necessary corporate or partnership action on the part of the Borrowers,
         (ii) do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained or where failure to do so could not reasonably be expected to result in a materially adverse effect on Holdings and its Subsidiaries, taken as a whole, and could not reasonably be expected to have any adverse effect on the enforceability of any of the Loan Documents, including, without limitation, this Amendment, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers, except where such violation or contravention could not reasonably be expected to have a materially adverse effect on Holdings and its Subsidiaries, taken as a whole, and could not reasonably be expected to have any adverse effect on the enforceability of the Loan Documents, including, without limitation, this Amendment, (iv) do not conflict with any provision of the corporate charter or bylaws or other organizational documents of any of the Borrowers, (v) do not conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under any agreement, trust deed, indenture, mortgage, or other instrument to which any of the Borrowers is a party or by which any of the Borrowers or any of their properties is bound or affected or result in the creation of any mortgage, lien, pledge, charge, security interest, or other encumbrance upon any property of any Borrower, the consequences of which could reasonably be expected to have a materially adverse effect on Holdings and its Subsidiaries, taken as a whole.

                  (c) ENFORCEABILITY OF OBLIGATIONS. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 10. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, and each of the other Loan Documents shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         SECTION 11. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 12. GOVERNING LAW. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

         SECTION 13. HEADINGS. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         SECTION 14. EXPENSES. The Borrowers hereby jointly and severally agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the date first above written.


                                 RUSSELL-STANLEY HOLDINGS, INC.


                                 By: /s/ Ronald M. Litchkowski
                                    ------------------------------------
                                    Name: Ronald M. Litchkowski
                                    Title: Chief Financial Officer

                                 RUSSELL-STANLEY CORP.


                                 By: /s/ Ronald M. Litchkowski
                                    ------------------------------------
                                    Name: Ronald M. Litchkowski
                                    Title: Chief Financial Officer

                                 RSLPCO, INC.


                                 By: /s/ Ronald M. Litchkowski
                                    ------------------------------------
                                    Name: Ronald M. Litchkowski
                                    Title: Chief Financial Officer

                                 RUSSELL-STANLEY, L.P.

                                 By: Russell-Stanley, Inc., its General Partner


                                 By: /s/ Ronald M. Litchkowski
                                    ------------------------------------
                                    Name: Ronald M. Litchkowski
                                    Title: Chief Financial Officer

                                 RUSSELL-STANLEY, INC. (f/k/a Russell-Stanley
                                          Midwest, Inc., successor by merger to
                                          Russell-Stanley West, Inc.,
                                          Russell-Stanley Southwest, Inc. and
                                          R-S Southwest Realty, Inc.)


                                 By: /s/ Ronald M. Litchkowski
                                    ------------------------------------
                                    Name: Ronald M. Litchkowski
                                    Title: Chief Financial Officer

                                 FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), individually and as Agent


                                 By: /s/ Thomas J. Mahoney
                                    ------------------------------------
                                    Name: Thomas J. Mahoney
                                    Title: Vice President


                                 GOLDMAN SACHS CREDIT
                                 PARTNERS L.P., individually and as Syndication Agent


                                 By: /s/ Elizabeth Fischer
                                    ------------------------------------
                                    Name: Elizabeth Fischer
                                    Title: Authorized Signatory


                                 NEW YORK LIFE INSURANCE COMPANY


                                 By: /s/ Anthony R. Malloy
                                    ------------------------------------
                                    Name: Anthony R. Malloy
                                    Title: Investment Vice President


                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                 By: NEW YORK LIFE INVESTMENT MANAGEMENT, LLC,
                                     its Investment Manager


                                 By: /s/ Anthony R. Malloy
                                    ------------------------------------
                                    Name: Anthony R. Malloy
                                    Title: Investment Vice President

                                 ALLSTATE LIFE INSURANCE COMPANY


                                 By: /s/ Ronald A. Mendel
                                    ------------------------------------
                                    Name: Ronald A. Mendel
                                    Title: Authorized Signatory


                                 By: /s/ Patricia W. Wilson
                                    ------------------------------------
                                    Name: Patricia W. Wilson
                                    Title: Authorized Signatory

                                 COMERICA BANK


                                 By: /s/ Mark A. Reifel
                                    ------------------------------------
                                    Name: Mark A. Reifel
                                    Title: Vice President

                                 SUMMIT BANK


                                 By: /s/ Timothy E. Doyle
                                    ------------------------------------
                                    Name: Timothy E. Doyle
                                    Title: Senior Vice President

                                 THE BANK OF NOVA SCOTIA


                                 By: /s/ John W. Campbell
                                    ------------------------------------
                                    Name: John W. Campbell
                                    Title: Managing Director

                                 BHF (USA) Capital Corporation


                                 By: /s/ Richard Cameron
                                    ------------------------------------
                                    Name: Richard Cameron
                                    Title: Vice President


                                 By: /s/ Hans J. Scholz
                                    ------------------------------------
                                    Name: Hans J. Scholz
                                    Title: Vice President

                                 KEY CORPORATE CAPITAL INC.


                                 By: /s/ Paul Steiger
                                    ------------------------------------
                                    Name: Paul Steiger
                                    Title: Vice President

                                 ALLFIRST BANK


                                 By: /s/ John T. Penny
                                    ------------------------------------
                                    Name: John T. Penny
                                    Title: Vice President